UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

REGENXBIO Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37553	47-1851754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9804 Medical Center Drive
Rockville, Maryland		20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 240 552-8181

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

REGENXBIO Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 29, 2026. There were 42,818,883 shares of common stock represented at the meeting by valid proxies or voted at the meeting, which was approximately 82.95% of the shares of common stock that were entitled to vote at the Annual Meeting. The final voting results for each proposal considered at the Annual Meeting are set forth below. For more information on the proposals, please refer to the Company’s definitive proxy statement related to the Annual Meeting, which was filed with the SEC on April 14, 2026 (the “Proxy Statement”).

Proposal 1: By the following vote, the following three persons were elected to serve as Class II directors until the Company’s 2029 annual meeting of stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jean Bennett, M.D., Ph.D.	24,025,836	11,238,926	7,554,121
A.N. “Jerry” Karabelas, Ph.D.	27,124,923	8,139,839	7,554,121
Daniel Tassé	32,039,753	3,225,009	7,554,121

Proposal 2: By the following vote, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
42,526,553	244,785	47,545	0

Proposal 3: By the following vote, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
32,392,302	2,722,825	149,635	7,554,121

Proposal 4: By the following vote, the stockholders approved, the Stock Option Exchange Program for the Company’s non-executive employees:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
26,352,456	8,853,230	59,076	7,554,121

Proposal 5: By the following vote, the stockholders did not approve, a Stock Option Exchange Program for the Company’s executive employees:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
14,097,815	21,021,531	145,416	7,554,121

A description of the terms and conditions of the Stock Option Exchange Program was previously reported in the Proxy Statement.

Item 8.01 Other Events.

On June 3, 2026, the Company commenced a Stock Option Exchange Program for non-executive employees that was approved by shareholders at the Annual Meeting. The exchange offer period will commence on June 3, 2026 and, unless extended, will conclude on July 1, 2026.

Under the program, eligible participants will be able to exchange outstanding stock options granted under the Company’s 2015 Equity Incentive Plan that have an exercise price at or above $18.00, for a reduced number of stock options at a per share exercise price equal to the fair market value of the Company’s common stock on the grant date of the new options, which is expected to be the first business day following the expiration of the exchange offer. The exchange program is not expected to result in a significant change to the Company’s stock compensation expense.

For more information, please refer to the Proxy Statement and the Tender Offer Statement that the Company expects to file with the Securities and Exchange Commission on June 3, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENXBIO INC.

Date:	June 3, 2026	By:	/s/ Patrick J. Christmas II
Patrick J. Christmas II Executive Vice President, Chief Strategy & Legal Officer